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Exhibit 32.1



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Zackary S. Irani, certify that the Quarterly Report on Form 10-QSB for the fiscal quarter ended November 30, 2005, fully complies with the requirements in Sections 13(a) Or 15(d) of the Securities Exchange Act of 1934, and that the information contained In such quarterly report fairly presents, in all material respects, the financial Condition and results of operations of Biomerica, Inc. for the periods being presented.

                                                     /s/ Zackary S. Irani
                                                     -----------------------
                                                     Zackary S. Irani
                                                     Chief Executive Officer

January 23, 2006